Exhibit 24.1

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Howard Pinsley as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign one or more registration statements on Form S-8 with respect to shares of common stock of this corporation to be issued pursuant to the 2007 Stock Option and Restricted Stock Plan under the terms set forth in the registration statement(s) and any and all amendments (including post-effective amendments and amendments pursuant to Rule 462 under the Securities Act) to such registration statement(s), and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


SIGNATURE                          TITLE                      DATE


/s/ Barry Pinsley                  Director                   November 30, 2007
-----------------------
    Barry Pinsley


/s/ Seymour Saslow                 Director                   November 30, 2007
-----------------------
    Seymour Saslow


/s/ Michael W. Wool                Director                   November 30, 2007
-----------------------
    Michael W. Wool


/s/ Alvin O. Sabo                  Director                   November 30, 2007
-----------------------
    Alvin O. Sabo


/s/ Carl Helmetag                  Director                   November 30, 2007
-----------------------
    Carl Helmetag


/s/ Paul J. Corr                   Director                   November 30, 2007
-----------------------
    Paul J. Corr

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF SARATOGA)


On the 30th day of November 2007, before me personally came Barry Pinsley, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                               /s/ Peggy A. Murphy
                    -----------------------------------------
                                   Peggy A. Murphy
                                   Notary Public, State of New York

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF SARATOGA)


On the 30th day of November 2007, before me personally came Seymour Saslow, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                               /s/ Peggy A. Murphy
                    -----------------------------------------
                                   Peggy A. Murphy
                                   Notary Public, State of New York


STATE OF NEW YORK )
                  ) ss.:
COUNTY OF SARATOGA)


On the 30th day of November 2007, before me personally came Michael W. Wool, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                               /s/ Peggy A. Murphy
                    -----------------------------------------
                                   Peggy A. Murphy
                                   Notary Public, State of New York

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF SARATOGA)

On the 30th day of November 2007, before me personally came Alvin O. Sabo, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                               /s/ Peggy A. Murphy
                    -----------------------------------------
                                   Peggy A. Murphy
                                   Notary Public, State of New York


STATE OF NEW YORK )
                  ) ss.:
COUNTY OF SARATOGA)


On the 30th day of November 2007, before me personally came Carl Helmetag, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                               /s/ Peggy A. Murphy
                    -----------------------------------------
                                   Peggy A. Murphy
                                   Notary Public, State of New York


STATE OF NEW YORK )
                  ) ss.:
COUNTY OF SARATOGA)


On the 30th day of November 2007, before me personally came Paul J. Corr, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                               /s/ Peggy A. Murphy
                    -----------------------------------------
                                   Peggy A. Murphy
                                   Notary Public, State of New York